Other operating income and expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Analysis of income and expense [abstract]
Net foreign exchange rate differences	$ 0	$ 0	$ 2,478
Sold services	0	847	0
Other operating income	4,724	1,776	1,598
Total	4,724	2,623	4,076
Net foreign exchange rate differences	3,595	49,298	0
Non-income tax	1,502	1,064	1,347
Other operating expense	1,192	314	963
Total	$ 6,289	$ 50,676	$ 2,310